UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 21, 2017

Balchem Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-13648	13-257-8432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Sunrise Park Road, New Hampton, NY 10958
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 326-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2017, the Company’s Bylaws were amended and restated in the form filed with this report as Exhibit 3.2, which is incorporated by reference herein. The changes made in the Bylaws by the amendment and restatement were in Article I, Section 1 to reflect the Company’s registered agent in the State of Maryland and in Article III, Section 2 to decrease the number of directors from eight to seven in light of Dino A. Rossi’s departure from the Board of Directors earlier this year.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

3.2	Amended and Restated By-Laws of Balchem Corporation as of February 21, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALCHEM CORPORATION

By:/s/ Matthew D. Houston
General Counsel and Secretary

Dated: February 22, 2017

Exhibit Index

Exhibit Number	Description

3.2	By-Laws of Balchem Corporation